Northwestern Mutual Series Fund, Inc. (”Series Fund”)

Item G.1.a.i – Terminated Legal Proceedings (Previously reported)

The Series Fund was a defendant in two lawsuits arising from the Series Fund’s receipt of proceeds from the 2007 Tribune Company leveraged buy-out (“Tribune LBO”). One lawsuit, filed in the U.S. District Court for the Southern District of New York by a Litigation Trustee on behalf of unsecured creditors, asserted that the directors and officers of Tribune Company intentionally defrauded creditors through the Tribune LBO. This case is Mark S. Kirschner, as Litigation Trustee for the Tribune Litigation Trust, Plaintiff, against Dennis J. Fitzsimmons, et al., Defendants, United States District Court of the Southern District of New York, Case No. 12-CV-2652 (RJS). In the second lawsuit, a group of unsecured creditors asserted that the Tribune Company officers and directors constructively defrauded Plaintiffs through the Tribune LBO. The case in which the Series Fund was named is Deutsche Bank Trust Company Americas, et. al., Plaintiffs v. Associated Bank Green Bay, N.A., et al., Defendants, Western District of Wisconsin Case No. 1:11-CV-09514. The two cases were consolidated with numerous other cases involving the Tribune LBO in a multidistrict proceeding opened in the Southern District of New York, Case Nos., 11 MD 2296 (RJS) and 12 MC 2296 (RJS). The plaintiffs in both lawsuits sought to recover amounts paid to Tribune Company shareholders in the Tribune LBO plus interest, attorneys’ fees and expenses. The Series Fund’s Index 500 Stock Portfolio, Small Cap Value Portfolio and Equity Income Portfolio received $977,000, $618,000 and $2,873,000, respectively, in the Tribune LBO. No acts of impropriety or wrongdoing were alleged against the Series Fund or its management. Both cases were dismissed at the pleading stage. The dismissal of the constructive fraud lawsuit asserted by Deutsche Bank Trust Company Americas and the other unsecured creditors was affirmed by the U.S. Court of Appeals for the Second Circuit and subsequently was re-affirmed by the Second Circuit following a decision by the U.S. Supreme Court on a related issue. A petition for a writ of certiorari to the U.S. Supreme Court in this matter was filed. In April 2021, the U.S. Supreme Court denied the petition for a writ of certiorari and the lawsuit was thereby fully resolved. The dismissal of the intentional fraudulent transfer lawsuit asserted by the Litigation Trustee on behalf of the unsecured creditors was appealed to the U.S. Court of Appeals for the Second Circuit, who affirmed the dismissal and subsequently denied a request for a rehearing. The Litigation Trustee filed a petition for a writ of certiorari with the U. S. Supreme Court. In February 2022, the U.S Supreme Court denied the petition for a writ of certiorari and the lawsuit was thereby fully resolved.